April 30, 2001

Report to Fellow Shareholders:

The Nicholas Equity Income Fund, Inc. returned 2.74% for the one-year ended March 31, 2001 compared to a decline of 21.67% for the S&P 500 Index. For the quarter ended March 31, 2001 the Fund had a loss of 5.80% compared to the S&P 500's loss of 11.85%.

This is gratifying performance considering an objective of the Fund is to perform better in weak markets. It doesn't however make up for the lackluster performance of 1999 when the nature of the market was purely speculative and value investing was out the window.

Returns for Nicholas Equity Income Fund, Inc. and selected indices are provided in the chart below for the periods ended March 31, 2001.

                                               Average Annual Total Return*
                                               ---------------------------
                                                           Three      Five
                                    3 Months   One Year     Years     Years
                                   ------------------------------------------
  Nicholas Equity Income Fund, Inc.
  (Distributions Reinvested).......  (5.80)%     2.74%     (3.48)%    4.39%
  Standard & Poor's 500 Index
  (Dividends Reinvested)...........  (11.85)%   (21.67)%   3.05%      14.18%
  Consumer Price Index ............   .97%       2.98%     2.82%       2.53%
  Ending value of $10,000
  invested in Nicholas Equity
  Income Fund  (Distributions
  Reinvested) ..................... $9,420     $10,275     $8,992     $12,394



The market overall has been very difficult as the economy has slowed, the speculative bubble of 1999 burst and investors begin to ratchet down their expectations for stock market returns. On the positive side, the Federal Reserve Board has been lowering rates to stimulate economic activity, inventories are being worked down, expectations are much lower and valuations are more reasonable.

In managing the Fund, we continue to invest in companies that are well established, pay a dividend and sell for reasonable valuations. We believe this strategy can produce a good return with low volatility over time in normal market conditions.

Thank you for your support.

Sincerely,

 s/s
Albert O. Nicholas



Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------

                                                               Year Ended March 31,
                                                               --------------------
                                                  2001      2000      1999      1998      1997
                                                 ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD ........... $11.10    $12.32    $14.35    $12.27    $12.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................    .23       .40       .44       .47       .48
  Net gain (loss) on securities
   (realized and unrealized) ...................    .07      (.94)    (1.66)     2.77       .44
                                                  -----     -----     -----     -----     -----
    Total from investment operations ...........    .30      (.54)    (1.22)     3.24       .92
                                                  -----     -----     -----     -----     -----
  LESS DISTRIBUTIONS:
  From net investment income ...................   (.20)     (.44)     (.48)     (.50)     (.45)
  From net capital gain                              --       ---      (.17)     (.66)     (.55)
  In excess of book realized gain (Note 1(d))..     --      (.24)     (.16)       --        --
                                                  -----     -----     -----     -----     -----
    Total distributions ........................   (.20)     (.68)     (.81)    (1.16)    (1.00)
                                                  -----     -----     -----     -----     -----
NET ASSET VALUE, END OF PERIOD ................. $11.20    $11.10    $12.32    $14.35    $12.27
                                                  -----     -----     -----     -----     -----
                                                  -----     -----     -----     -----     -----

TOTAL RETURN ...................................  2.74%   (4.20)%    (8.65)%   27.83%     7.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ...........  $17.6     $18.3     $25.0     $29.0     $20.8
Ratio of expenses to average net assets (1) ....   .90%      .90%      .90%      .90%      .90%
Ratio of net investment income to
 average net assets (1) ........................  2.06%     3.30%     3.36%     3.61%     4.12%
Portfolio turnover rate ........................ 52.38%    79.34%    54.41%    36.83%    23.05%

(1) Net of reimbursements by adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 1.23%, 1.18%, 1.10%,1.08% and 1.18% for the fiscal years ended March 31, 2001, 2000, 1999,1998, and 1997, respectively. Also, the respective ratio of net investment income to average net assets would have been 1.73%, 3.02%, 3.16%,3.43% and 3.84%.

       The accompanying notes to financial statements are an integral part of these statements.


Top Ten Portfolio Holdings
March 31, 2001 (unaudited)
------------------------------------------------------------------------------
                                                                 Percentage
Name                                                            of Net Assets
----                                                            -------------
Household International, Inc. ................................     4.70%
Sherwin-Williams Company (The) ...............................     4.62%
American Home Products Corporation ...........................     4.33%
Vulcan Materials Company .....................................     4.25%
Aon Corporation ..............................................     4.03%
Alberto-Culver Company - Class A .............................     3.78%
National Commerce Bancorporation .............................     3.52%
Pfizer Inc. ..................................................     3.48%
Dollar General Corporation ...................................     3.48%
ServiceMaster Company (The) ..................................     3.31%
                                                                  ------
Total of top ten .............................................    39.50%
                                                                  ------
                                                                  ------


Schedule of Investments
March 31, 2001
---------------------------------------------------------------------------
  Shares or                                               Quoted
  Principal                                               Market
   Amount                                                 Value
  ---------                                            ------------
                                                       (Note 1 (a))
COMMON STOCKS - 94.13%
           Basic Materials - 4.25%
   16,000  Vulcan Materials Company                        749,280
                                                       -----------
           Capital Goods - 2.65%
    2,500  Emerson Electric Co.                            155,000
    3,000  Minnesota Mining & Manufacturing Company        311,700
                                                       -----------
                                                           466,700
                                                       -----------
           Communication Services - 5.00%
    6,500  ALLTEL Corporation                              340,990
   10,980  Verizon Communications                          541,314
                                                       -----------
                                                           882,304
                                                       -----------
           Consumer Cyclicals - Products - 3.87%
    5,500  General Motors Corporation                      285,175
    7,000  Illinois Tool Works Inc.                        397,880
                                                       -----------
                                                           683,055
                                                       -----------
           Consumer Cyclicals - Retail - 7.70%
   30,000  Dollar General Corporation                      613,200
   15,000  Genuine Parts Company                           388,650
   20,000  La-Z-Boy Incorporated                           356,000
                                                       -----------
                                                         1,357,850
                                                       -----------
           Consumer Cyclicals - Services - 10.93%
    9,000  Cintas Corporation                              354,780
   14,000  Interpublic Group of Companies, Inc. (The)      480,900
   52,000  ServiceMaster Company (The)                     583,960
   15,000  W.W. Grainger, Inc.                             507,750
                                                       -----------
                                                         1,927,390
                                                       -----------
           Consumer Staples - Drug, Retail,
            Food & Beverage - 3.08%
   11,000  McDonald's Corporation                          292,050
    5,459  Tootsie Roll Industries, Inc.                   251,933
                                                       -----------
                                                           543,983
                                                       -----------
           Consumer Staples - Media &
            Entertainment - 2.08%
    9,000  Tribune Company                                 366,660
                                                       -----------
           Consumer Staples - Products - 10.76%
   20,000  Alberto-Culver Company - Class A                666,200
    8,000  Avery Dennison Corporation                      416,160
   32,000  Sherwin-Williams Company (The)                  815,360
                                                       -----------
                                                         1,897,720
                                                       -----------
           Financial - Banks &
            Diversified Financials - 11.09%
   14,000  Household International, Inc.                   829,360
   25,000  National Commerce Bancorporation                620,312
   21,808  U.S. Bancorp                                    505,946
                                                       -----------
                                                         1,955,618
                                                       -----------
           Financial - Brokerage &
            Investment Management - 2.89%
   18,000  Waddell & Reed Financial, Inc. - Class A        510,300
                                                       -----------
           Financial - Insurance - 9.39%
    7,000  American General Corporation                    267,750
   20,000  Aon Corporation                                 710,000
    2,000  Marsh & McLennan Companies, Inc.                190,060
   15,000  Mercury General Corporation                     487,500
                                                       -----------
                                                         1,655,310
                                                       -----------
           Health Care Products - 12.96%
   13,000  American Home Products Corporation              763,750
    5,000  Merck & Co., Inc.                               379,500
   15,000  Pfizer Inc.                                     614,250
   10,470  Pharmacia Corporation                           527,374
                                                       -----------
                                                         2,284,874
                                                       -----------
           Technology - Communication
            Equipment - 2.02%
   25,000  Motorola, Inc.                                  356,500
                                                       -----------
           Technology - Hardware - 4.85%
   12,000  Hewlett-Packard Company                         375,240
    5,000  International Business
            Machines Corporation                           480,900
                                                       -----------
                                                           856,140
                                                       -----------
           Utilities - 0.61%
    5,000  Wisconsin Energy Corporation                    107,900
                                                       -----------
                TOTAL COMMON STOCK
                 (cost $14,945,775)                     16,601,584
                                                       -----------

SHORT-TERM INVESTMENTS - 6.08%
           Commercial Paper - 4.25%
$ 500,000  A. O. Smith Corporation
            5.30%, due April 3, 2001                       499,926
  250,000  Fiserv, Inc.
            5.30%, due April 6, 2001                       249,853
                                                       -----------
                                                           749,779
                                                       -----------
           Variable Rate Demand Note - 1.83%
  321,695  Firstar Bank U.S.A., N.A.
            4.73%, due April 2, 2001                       321,695
                                                       -----------
                TOTAL SHORT-TERM INVESTMENTS
                 (cost $1,070,296)                       1,071,474
                                                       -----------
                TOTAL INVESTMENTS - 100.21%
                 (cost $16,016,071)                     17,673,058
                                                       -----------
           LIABILITIES, NET OF
            OTHER ASSETS - (0.21)%                        (36,947)
                                                       -----------
                TOTAL NET ASSETS
                 (Basis of percentages
                 disclosed above) - 100%               $17,636,111
                                                       -----------
                                                       -----------



  The accompanying notes to financial statements are an integral part of this schedule.



Historical Record (unaudited)
------------------------------------------------------------------------

                                    Net Investment                     Dollar        Growth of
                            Net         Income      Capital Gain      Weighted      an Initial
                        Asset Value  Distributions  Distributions  Price/Earnings     $10,000
                         Per Share     Per Share      Per Share       Ratio **     Investment ***
                        ----------- --------------  -------------  --------------  --------------
November 23, 1993 *.....  $10.00       $    --         $ --             --            10,000
March 31, 1994..........   10.04        0.0133           --            14.4 times     10,053
March 31, 1995..........   10.56        0.2810           --            14.6           10,871
March 31, 1996..........   12.35        0.3370           --            16.8           13,111
March 31, 1997..........   12.27        0.4527         0.5483          15.9           14,138
March 31, 1998..........   14.35        0.5014         0.6586          23.0           18,072
March 31, 1999..........   12.32        0.4843         0.3278          22.0           16,509
March 31, 2000..........   11.10        0.4447         0.2392          20.6           15,816
March 31, 2001..........   11.20        0.1980 (a)       --            21.02          16,250

   *  Date of Initial Public Offering.                   (a) Paid $0.0780 in net investment income
  **  Based on latest 12 months accomplished earnings.       on July 31, 2000 to
 ***  Assuming reinvestment of all distributions.            shareholders of record July 28, 2000.
                                                             Paid $0.0700 in net investment income on October 26, 2000
                                                             to shareholders of record October 25, 2000.
                                                             Paid $0.0500 in net investment income on December 27, 2000
Range in quarter end price/earnings ratios                   to shareholders of record December 26, 2000.


       High                      Low
----------------------  -----------------------
December 31,2000  23.7  December 31, 1994  13.9





Statement of Assets and Liabilities
March 31, 2001
---------------------------------------------------------------------------

ASSETS:
   Investments in securities at market value (cost $16,016,071)(Note 1 (a))...   $17,673,058
   Cash.......................................................................        21,680
   Dividend and interest receivables..........................................        21,429
                                                                                 -----------
                 Total assets.................................................    17,716,167
                                                                                 -----------
LIABILITIES:
   Management fee (Note 2)....................................................        51,826
   Other payables and accrued expenses........................................        28,230
                                                                                 -----------
                 Total liabilities............................................        80,056
                                                                                 -----------
                 Total net assets.............................................   $17,636,111
                                                                                 -----------
                                                                                 -----------
NET ASSETS CONSIST OF:
   Fund shares issued and outstanding.........................................   $17,097,818
   Net unrealized appreciation on investments (Note 3)........................     1,655,809
   Accumulated net realized book loss on investments..........................    (1,173,267)
   Accumulated undistributed net investment income............................        55,752
                                                                                 -----------
                                                                                 $17,636,111
                                                                                 -----------
                                                                                 -----------


NET ASSET VALUE PER SHARE ($.0001 par value, 500,000,000 shares authorized), offering price and redemption price ($17,636,111./.1,573,965 shares
 outstanding).................................................................       $11.20
                                                                                     ------
                                                                                     ------


      The accompanying notes to financial statements are an integral part of this statement.


Statement of Operations
For the year ended March 31, 2001
-------------------------------------------------------------------------------
INCOME:
   Dividend ...................................................   $ 431,094
   Interest ...................................................      97,862
                                                                -----------
                                                                    528,956
                                                                -----------

EXPENSES:
   Management fee (Note 2) ....................................     124,834
   Legal fees .................................................      29,173
   Registration fees ..........................................      24,769
   Audit and tax consulting fees ..............................      16,825
   Transfer agent fees ........................................      10,550
   Directors' fees ............................................       3,300
   Printing ...................................................       2,128
   Postage and mailing ........................................       2,002
   Insurance ..................................................       1,963
   Pricing ....................................................       1,047
   Custodian ..................................................         896
   Other operating expenses ...................................       2,772
                                                                -----------
        Total expenses before reimbursement ...................     220,259
                                                                -----------
        Reimbursement of expenses by adviser (Note 2) .........     (59,758)
                                                                -----------
                                                                    160,501
                                                                -----------
        Net investment income .................................     368,455
                                                                -----------
NET REALIZED LOSS ON INVESTMENTS ..............................    (548,083)
                                                                -----------
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ........     659,475
                                                                -----------
        Net realized and unrealized gain on investments .......     111,392
                                                                -----------
        Net increase in net assets resulting from operations ..   $ 479,847
                                                                -----------
                                                                -----------


       The accompanying notes to financial statements are an integral part of this statement.


Statements of Changes in Net Assets
For the years ended March 31, 2001 and 2000
-----------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:                                                  2001           2000
                                                                                -----------    -----------
OPERATIONS:
   Net investment income......................................................  $   368,455    $   693,473
   Net realized gain (loss) on investments....................................     (548,083)       101,762
   Net increase (decrease) in unrealized appreciation on investments..........      659,475     (1,682,790)
                                                                                -----------    -----------
      Net increase (decrease) in net assets resulting from operations.........      479,847       (887,555)
                                                                                -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distribution from net investment income....................................     (316,508)      (782,515)
   Distribution in excess of book realized gain...............................         --         (407,194)
                                                                                -----------    -----------
      Total distributions.....................................................     (316,508)    (1,189,709)
                                                                                -----------    -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued (156,111 and 97,105 shares, respectively)......    1,733,758      1,146,863
   Reinvestment of distributions (27,414 and 102,367 shares, respectively)...       298,716      1,126,193
   Cost of shares redeemed (256,733 and 582,893 shares, respectively).........   (2,847,506)    (6,928,838)
                                                                                -----------    -----------
      Decrease in net assets derived from capital
       share transactions.....................................................     (815,032)    (4,655,782)
                                                                                -----------    -----------

      Total decrease in net assets............................................     (651,693)    (6,733,046)
                                                                                -----------    -----------

NET ASSETS:
   Beginning of year.........................................................    18,287,804     25,020,850
                                                                                -----------    -----------
   End of year...............................................................   $17,636,111    $18,287,804
                                                                                -----------    -----------
                                                                                -----------    -----------

    The accompanying notes to financial statements are an integral part of these statements.


Notes to Financial Statements
March 31, 2001
-----------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
    The Nicholas Equity Income Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration. To achieve its primary objective, the Fund generally will have at least 65% of its total assets invested in income-producing equity securities. The following is a summary of the significant accounting policies of the Fund:

    (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Market values of most debt securities are based on valuations provided by a pricing service which determines valuations for normal institutional-size trading units of securities using market information, transactions for comparable securities and various other relationships between securities which are generally recognized by institutional traders. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

    (b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gain on investments and accumulated undistributed net investment income. Accordingly, at March 31, 2001, reclassifications were recorded to increase accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $3,805.

         As of March 31, 2001 there is a federal income tax capital loss carryforward of $1,104,580 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforward.

    (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

    (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

    (g) The revised AICPA Audit and Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Fund.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .70 of 1% on an annual basis of the average net asset value up to and including $50 million, and .60 of 1% on an annual basis of the average net asset value in excess of $50 million. The adviser has decided to absorb all expenses of the fund in excess of .90% of average net assets. The adviser reimbursed $59,758 to the Fund which represents the expenses in excess of .90% of average net assets for the fiscal year ended March 31, 2001. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel.
    The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of March 31, 2001 based on investment cost for federal tax purposes is as follows:

         Aggregate gross unrealized appreciation on investments... $2,678,406 Aggregate gross unrealized depreciation on investments... (1,022,597)
                                                                   -----------
            Net unrealized appreciation ..........................  $1,655,809
                                                                   -----------
                                                                   -----------

(4) Investment Transactions --
    For the year ended March 31, 2001, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $8,736,752 and $8,716,806, respectively.




Report of Independent Public Accountants
---------------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas Equity Income Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of NICHOLAS EQUITY INCOME FUND, INC. (a Maryland corporation), including the schedule of investments, as of March 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Equity Income Fund, Inc. as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States.

                                                 ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
April 27, 2001





                        Officers and Directors

                          ALBERT O. NICHOLAS
                        President and Director

                           ROBERT H. BOCK
                              Director

                          MELVIN L. SCHULTZ
                              Director

                          DAVID L. JOHNSON
                      Executive Vice President

                          THOMAS J. SAEGER
               Executive Vice President and Secretary

                          DAVID O. NICHOLAS
                        Senior Vice President

                          LYNN S. NICHOLAS
                        Senior Vice President

                           JEFFREY T. MAY
                Senior Vice President and Treasurer

                           MARK J. GIESE
                           Vice President

                          CANDACE L. LESAK
                           Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                          Transfer Agent
                 FIRSTAR MUTUTAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                             Custodian
                FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                         Cincinnati, Ohio

                            Auditors
                       ARTHUR ANDERSEN LLP
                      Milwaukee, Wisconsin

                             Counsel
                    MICHAEL, BEST & FRIEDRICH LLP
                       Milwaukee, Wisconsin


        This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.